Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q for the three month period ended March 31, 2004 of SumTotal Systems, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, R. Andrew Eckert, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ R. ANDREW ECKERT
R. Andrew Eckert
President and Chief Executive Officer
Date: May 17, 2004

A signed original of this written statement required by Section 906 has been provided to SumTotal Systems, Inc. and will be retained by SumTotal Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.